UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  November 23, 2015
Diebold, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As a result of a realignment in senior management reporting structure during the first quarter of 2015, Diebold, Incorporated and its subsidiaries (collectively, the Company) modified its internal financial reporting to better align internal reporting with how it manages its business. These modifications resulted in our Latin America and Brazil operations reporting under one single reportable operating segment and comparative periods have been reclassified for consistency in our filings with the Securities and Exchange Commission (SEC). The presentation of comparative periods in our SEC filings also reflects the reclassification of certain global expenses from segment operating profit to corporate charges not allocated to the segments due to the 2015 realignment activities. Previously reported segment information has been restated.

Item 9.01 Financial Statements and Exhibits

Attached as Exhibit 99.1 to this Current Report are restated versions of Items 1, 2, 7, 15, and the consolidated financial statements within Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC on February 17, 2015 (the Original Annual Report) which reflect only the changes associated with the presentation of segment reporting discussed above. All other Items of our Original Annual Report remain unchanged. This Current Report should be read in conjunction with the portions of the Original Annual Report that have not been updated herein.

(d) Exhibits.

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates to our Original Annual Report for the year ended December 31, 2014
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold, Incorporated
November 23, 2015	By:	/s/ Christopher A. Chapman
		Name:	Christopher A. Chapman
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates to our Original Annual Report for the year ended December 31, 2014
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data
Part IV. Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document